SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                              --------------------



                                    FORM 8-K


                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


        Date of Report (Date of earliest event reported): March 13, 2002


                            VALENCE TECHNOLOGY, INC.
               (Exact Name of Registrant as Specified in Charter)



           Delaware                    0-20028                  77-0214673
(State of Other Jurisdiction         (Commission              (IRS Employer
      of Incorporation)              File Number)           Identification No.)



                      6504 Bridge Point Parkway, Suite 415
                               Austin, Texas 78730
                    (Address of Principal Executive Offices)


                                 (512) 527-2900
              (Registrant's Telephone Number, Including Area Code)

ITEM 5. OTHER EVENTS

Reference is made to the press releases of Registrant issued on March 13, 2002, which are incorporated herein by this reference. Copies of the press releases are attached to this Form 8-K as Exhibits 99.1 and 99.2.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

          (c)  Exhibits.

               99.1 Press Release, dated March 13, 2002.

               99.2 Press Release, dated March 13, 2002.

                                    SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

March 13, 2002                              VALENCE TECHNOLOGY, INC.


                                            By:  /S/ KEVIN W. MISCHNICK
                                                ------------------------------
                                                   Kevin W. Mischnick
                                                   Vice President of Finance

                                  EXHIBIT INDEX


EXHIBITS

99.1    Press Release, dated March 13, 2002.
99.2    Press Release, dated March 13, 2002.